Exhibit 10.20
FORM OF
DIRECTOR INDEMNIFICATION AGREEMENT
NUPATHE INC.
     THIS DIRECTOR INDEMNIFICATION AGREEMENT (this “Agreement”) is made as of           , by and among NuPathe Inc., a Delaware corporation (the “Company”), and the Director of the Company who is a signatory hereto (the “Indemnitee”).
RECITALS:
     A. The Indemnitee has been elected to serve as a Director of the Company and the Company wishes such Indemnitee to serve in such capacity.
     B. Section 145 of the General Corporation Law of the State of Delaware, under which law the Company is organized, empowers corporations to indemnify a person serving as a director, officer, employee or agent of the corporation and a person who serves at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, and said Section 145 and the Bylaws of the Company (the “Bylaws”) specify that the indemnification set forth in said Section 145 and in the Bylaws, respectively, shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.
     C. The Board of Directors has determined that contractual indemnification as set forth herein is not only reasonable and prudent but necessary to promote the best interests of the Company and its stockholders.
     D. The Company desires and has requested the Indemnitee to serve or continue to serve as a Director of the Company free from undue concern for claims for damages arising out of or related to such services to the Company.
     E. The Indemnitee is willing to serve, or to continue to serve, the Company, only on the condition that the Company furnish the indemnity provided for herein.
     NOW, THEREFORE, in consideration of the Indemnitee’s continued service as a Director of the Company, the parties hereto agree as follows:
1. Agreement to Serve. The Indemnitee shall serve and/or continue to serve as a director of the Company, at the will of the Company at the election of its stockholders, in the capacity such Indemnitee currently serves, so long as such Indemnitee is duly appointed or elected and qualified in accordance with the applicable provisions of the Bylaws of the Company or until such time as such Indemnitee tenders a resignation in writing; provided, however, that nothing contained in this Agreement is intended to create any right to continued employment, if any, by such Indemnitee in any capacity.

2. Indemnity.
     (a) The Company will indemnify the Indemnitee, the Indemnitee’s executors, administrators or assigns, for any Expenses (as defined below), which such Indemnitee is or becomes legally obligated to pay in connection with any Proceeding (as defined below); provided, that in each such case such Indemnitee has acted in good faith and in a manner, which such Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, in the case of a criminal proceeding, in addition, had no reasonable cause to believe that the conduct at issue was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that such Indemnitee did not act in good faith and in a manner which such Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, or, with respect to any criminal action or proceeding, had reasonable cause to believe that the conduct at issue was unlawful.
     (b) As used in this Agreement the term “Proceeding” shall include any threatened, pending or completed claim, action, suit or proceeding, whether brought by or in the right of the Company or by a third party or otherwise and whether of a civil, criminal, administrative or investigative nature, in which the Indemnitee may be or may have been involved as a party or otherwise, by reason of the fact that such Indemnitee is or was a director or officer of the Company, by reason of any actual or alleged error or misstatement or misleading statement or omission made or suffered by such Indemnitee, by reason of any action taken by or any inaction on the part of the Indemnitee while acting as such director or officer, or by reason of the fact that such Indemnitee was serving at the request of the Company as a director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.
     (c) For purposes of this Agreement the term “subsidiary” means any corporation of which more than 50% of the outstanding voting securities are owned directly or indirectly by the Company, by the Company and one or more other subsidiaries or by one or more other subsidiaries.
     (d) As used in this Agreement, the term “other enterprise” shall include (without limitation) employee benefit plans and administrative committees thereof, and the term “fines” shall include (without limitation) any excise tax assessed with respect to any employee benefit plan.
     (e) References to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries, and if the Indemnitee acted in good faith and in a manner such Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, such Indemnitee shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to above.
3. Expenses. As used in this Agreement, the term “Expenses” shall include, without limitation, damages, judgments, fines, penalties, settlements and costs, attorneys’ fees and disbursements and costs of attachment or similar bonds, investigations, and any expenses of establishing a right to indemnification under this Agreement.

4. Primacy of Insurance/Subrogation.
     (a) If and to the extent that Indemnitee has rights to indemnification, advancement of expenses and/or insurance provided by or through its investment fund(s), partnership(s) or employer(s) (“Fund Indemnitors”) that is applicable to Indemnitee’s service as a director of the Company, the Company hereby agrees (i) that it is the indemnitor of first resort (i.e., its obligations to Indemnitee are primary and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by Indemnitee are secondary), (ii) that it shall be required to advance the full amount of expenses incurred by Indemnitee and shall be liable for the full amount of all Expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and as required by the terms of this Agreement and the Certificate of Incorporation or Bylaws of the Company (or any other agreement between the Company and Indemnitee), without regard to any rights Indemnitee may have against the Fund Indemnitors, and, (iii) that it irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Fund Indemnitors on behalf of Indemnitee with respect to any claim for which Indemnitee has sought indemnification from the Company shall affect the foregoing and the Fund Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of Indemnitee against the Company. The Company and Indemnitee agree that the Fund Indemnitors are express third party beneficiaries of the terms of this Section 14(b).
     (b) Except as provided in paragraph (a), above, in the event that the Company pays any Expenses under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee (other than against the Fund Indemnitors), who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.
5. Exclusions. Notwithstanding the foregoing, the Company shall not be liable under this Agreement to pay any Expenses in connection with any Proceeding:
     (a) to the extent that payment of such Expenses is actually made to the Indemnitee under a valid, enforceable and collectible insurance policy;
     (b) to the extent that the Indemnitee is indemnified and actually paid other than pursuant to this Agreement;
     (c) in connection with a judicial action by or in the right of the Company, in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such Expenses as such court shall deem proper;
     (d) if it is proved by final judgment in a court of law or other final adjudication that the Indemnitee had in fact gained any personal profit or advantage to which the Indemnitee was not legally entitled;
     (e) for a disgorgement of profits made from the purchase and sale by the Indemnitee of securities pursuant to Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law or common law;
     (f) if it is proved by final judgement in a court of law or other final adjudication that the Indemnitee breached the duty of loyalty owed to the Company or its stockholders, acted in bad faith, failed to act where such failure to act was in bad faith, or engaged in intentional misconduct or knowing violation of the law; or
     (g) for any Expenses which the Company is prohibited by applicable law from paying as indemnity.
6. Indemnification of Expenses of Successful Party. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee has been successful on the merits or otherwise in defense of any Proceeding or in defense of any claim, issue or matter therein, including dismissal without prejudice, such Indemnitee shall be indemnified against any and all Expenses actually and reasonably incurred in connection therewith.
7. Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses, but not, however, for the total amount thereof, the Company shall nevertheless indemnify such Indemnitee for the portion of such Expenses to which the Indemnitee is entitled.

8. Advance of Expenses. Expenses incurred by the Indemnitee in connection with any Proceeding shall be paid by the Company in advance of the final disposition thereof upon request of such Indemnitee that the Company pay such Expenses. The Indemnitee hereby undertakes to repay to the Company the amount of any Expenses theretofore paid by the Company to the extent that it is ultimately determined that such Expenses were not reasonable or that such Indemnitee is not entitled to indemnification therefor. The advances to be made hereunder shall be paid by the Company to or on behalf of the Indemnitee within 30 days following delivery of a written request therefor by such Indemnitee to the Company.
9. Approval of Payment of Expenses. No payment of Expenses for which indemnity shall be sought under this Agreement, other than those in respect of judgments and verdicts actually rendered, shall be incurred without the prior consent of the Company, which consent shall not be unreasonably withheld.
10. Notice of Claim. The Indemnitee, as a condition precedent to any indemnification under this Agreement, shall give to the Company notice in writing as soon as reasonably practicable of any Proceeding for which indemnity will or could be sought under this Agreement. Notice to the Company shall be given at its principal office and shall be directed to the Secretary of the Company (or such other address as the Company shall designate in writing to the Indemnitee); notice shall be deemed given on the earlier of the date of receipt or the seventh day after it is sent by properly addressed, prepaid registered or certified mail, return receipt requested. In addition, the Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within such Indemnitee’s power.
11. Changes in Law/Amendments. The entitlement to payment hereunder of the Indemnitee shall not be affected or diminished by any amendment, termination or repeal of the General Corporation Law of the State of Delaware or the Bylaws of the Company with respect to any Proceeding arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of any such amendment, termination or repeal.
12. Enforcement. In the event that the Company shall fail or refuse to make payment of any amounts due the Indemnitee under Section 2 hereof within the time periods provided in Section 8, the parties shall then engage in arbitration in the city of Philadelphia, Pennsylvania in accordance with the commercial arbitration rules then in effect of the American Arbitration Association, before a panel of three arbitrators, one of whom shall be selected by the Company and one by Indemnitee, and the third of whom shall be selected by the other two arbitrators. Each arbitrator selected as provided herein is required to be serving or to have served as a director or an executive officer of a corporation whose shares of common stock, during at least one year of such service, were quoted in the Nasdaq National Market System or listed on the New York Stock Exchange. It is expressly understood and agreed by the parties that a party may compel arbitration pursuant to this Section 12 through an action for specific performance and any award entered by the arbitrators shall be final, binding and nonappealable and judgment may be entered thereon by either party in accordance with applicable law in any court of competent jurisdiction. The arbitrators shall have no authority to modify any provision of this Agreement or to award a remedy for dispute involving this Agreement other than a benefit specifically provided under or by virtue of the Agreement. If the Indemnitee prevails on at least one material issue which is the subject of such arbitration, the Company shall be responsible for all of the fees of the American Arbitration Association and the arbitrators and any expense relating to the conduct of the arbitration (including reasonable attorneys’ fees and expenses). Otherwise, each party shall be responsible for its own expenses relating to the conduct of the arbitration (including reasonable attorneys’ fees and expenses) and shall equally share the fees of the American Arbitration Association.
13. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one instrument.
14. Indemnification Hereunder Not Exclusive. Nothing herein shall be deemed to diminish or otherwise restrict the Indemnitee’s right to indemnification under any provision of the Certificate of Incorporation, as may be amended or restated from time to time, or the Bylaws of the Company and amendments thereto or under law.
15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.
16. Saving Clause. Wherever there is conflict between any provision of this Agreement and any applicable present or future statute, law or regulation contrary to which the Company and the Indemnitee have no legal right to contract, the latter shall prevail, but in such event the affected provisions of this Agreement shall be curtailed and restricted only to the extent necessary to bring them within applicable legal requirements.
17. Coverage. The provisions of this Agreement shall apply with respect to the Indemnitee’s service as a Director of the Company prior to the date of this Agreement (if any) and with respect to all periods of such service after the date of this Agreement, even though such Indemnitee may have ceased to be a Director of the Company and shall inure to the benefit of the heirs, executors and administrators of such Indemnitee.
18. Survival of Agreement. For purposes of this Agreement, any reference to the “Company” shall include, in addition to the resulting or surviving corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.
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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and signed as of the day and year first above written.

NUPATHE INC.
By:
Name:
Title:

INDEMNITEE:

Name: